Exhibit 99.1

ARAMARK Investor Day

May 18, 2005

Agenda

1:05 Creating Value Joe Neubauer

1:20 Financial Overview Fred Sutherland

1:40 Marketing Strategy Chris Malone

1:55 Break

2:10 Business, Sports & Entertainment Jack Donovan

2:35 Education and Healthcare Andrew Kerin

3:00 Q&A

3:20 Break

3:35 International Ravi Saligram

4:00 Uniform and Career Apparel Thomas Vozzo

4:25 Q&A

4:45 Wrap Up Joe Neubauer

5:00 General Session Ends

Special Note about

Forward-Looking Statements

This presentation includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect our current views as to future events and financial performance with respect to our operations. These statements can be identified by the fact that they do not relate strictly to historical or current facts. They use words such as "aim," "anticipate," "estimate," "expect," "will be," "will continue," "will likely result," "project," "intend," "plan," "believe" and other words and terms of similar meaning in conjunction with a discussion of future operating or financial performance. These statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements.

Factors that might cause such a difference include: unfavorable economic conditions; ramifications of any future terrorist attacks or increased security alert levels; increased operating costs, including labor-related and energy costs; shortages of qualified personnel or increases in labor costs; costs and possible effects of union organizing activities; currency risks and other risks associated with international markets; risks associated with acquisitions, including acquisition integration costs; our ability to integrate and derive the expected benefits from our recent acquisitions; competition; decline in attendance at client facilities; unpredictability of sales and expenses due to contract terms and terminations; the contract intensive nature of our business, which may lead to client disputes; high leverage; claims relating to the provision of food services; costs of compliance with governmental regulations and government investigations; liability associated with noncompliance with governmental regulations, including regulations pertaining to food services, the environment, Federal and state employment laws and wage and hour laws and import and export controls and customs laws; dram shop litigation; inability to retain current clients and renew existing client contracts; determination by customers to reduce their outsourcing and use of preferred vendors; seasonality; and other risks that are set forth in the “Risk Factors” sections of ARAMARK’s SEC filings.

For further information regarding risks and uncertainties associated with ARAMARK's business, please refer to the "Management's Discussion and Analysis of Results of Operations and Financial Condition" and "Risk Factors” and other sections of ARAMARK's SEC filings, including, but not limited to, our annual report on Form 10-K and quarterly reports on Form 10-Q, copies of which may be obtained by contacting ARAMARK's investor relations department via its web site www.aramark.com.

Forward-looking statements speak only as of the date made. We undertake no obligation to update any forward-looking statements to reflect the events or circumstances arising after the date as of which they are made. As a result of these risks and uncertainties, readers are cautioned not to place undue reliance on the forward-looking statements included herein or that may be made elsewhere from time to time by, or on behalf of, us.

Important Disclosure

In this presentation, we mention certain financial measures that are considered non-GAAP. Generally, a non-GAAP financial measure is a numerical measure of a company’s performance, financial position, or cash flows that either excludes or includes items different than those prepared or presented in accordance with generally accepted accounting principles. We have prepared disclosures and reconciliations of non-GAAP financial measures that were used in this presentation and may be used periodically by management when discussing the Company's financial results with investors and analysts, which are available on our website www.aramark.com.

Joe Neubauer

Chairman and CEO

ARAMARK

The ARAMARK Opportunity

Tap into large, available, growing businesses Deliver sustained, profitable growth Well positioned to capture opportunities

Creating Value

Financial Objectives

Marketing Strategy

Performance Since IPO*

Sales growth: 11% CAGR EPS growth: 15% CAGR EBITDA of $2.8 billion

> $ 2.4 billion reinvested into businesses

–$ 1.4 billion in acquisitions

–$ 1.0 billion in capex

> $ 615 million returned to shareholders

* Sales, EPS growth through fiscal 2004; all other fiscal 2002 through March 2005;

Creating Value

Financial Objectives

Marketing Strategy

Other Accomplishments

Acquired > 25 companies Increased international presence

Fortune rankings

– #1 industry survey rank

– Top three “Most Admired” Companies for outsourcing

Creating Value

Financial Objectives

Marketing Strategy

Management Committee

Jack Donovan

Andrew Kerin

Ravi Saligram

Thomas Vozzo

Fred Sutherland

Bart Colli

Tim Cost

Lynn McKee

President Business, Sports & Entertainment

President Healthcare and Education

President International

President Uniform and Career Apparel

Chief Financial Officer

General Counsel

Corporate Affairs

Human Resources

Creating Value

Financial Objectives

Marketing Strategy

Our Focus

The Consumer

Core portfolio of services to respond to trends Strategic partners

Creating Value

Financial Objectives

Marketing Strategy

Breadth of ARAMARK Clients

300 of top 350 colleges

400 of S&P 500

60 of America’s 100 best hospitals

Most of the Fortune 50

Creating Value

Financial Objectives

Marketing Strategy

Creating Value

Mission One Helps Us Achieve Our Goals

Through Mission One, ARAMARK is Striving to be #1 in Profitable Organic Growth by Providing a Full Portfolio of Unmatched Services to Our Clients

Retention Base Business Growth One Best Team New Business

Creating Value

Financial Objectives

Marketing Strategy

Creating Value

Opportunities for Growth

80% of 1,200 U.S. state correctional facilities 90% of Germany’s healthcare facilities 75% of England’s education facilities

…Are Still Self-Op

Creating Value

Financial Objectives

Marketing Strategy

Joe Neubauer

Chairman and CEO

ARAMARK

Reconciliation of

Non-GAAP Measures—EBITDA

ARAMARK CORPORATION AND SUBSIDIARIES RECONCILIATION OF NON-GAAP MEASURES—EBITDA

(Unaudited) (In Thousands)

EBITDA represents operating income (defined as net income before income from discontinued operations, interest and taxes) before depreciation and amortization, a measurement used by management to measure operating performance. EBITDA is not a recognized term under generally accepted accounting principles and does not purport to be an alternative to operating income as an indicator of operating performance or to cash flows from operating activities as a measure of liquidity. Because not all companies calculate EBITDA identically, this presentation of EBITDA may not be comparable to other similarly titled measures of other companies. Additionally, EBITDA is not intended to be a measure of free cash flow for management’s discretionary use, as it does not consider certain cash requirements such as interest payments, tax payments, debt service requirements or capital expenditure requirements.

Fiscal Year Ended September 27, 2002 Fiscal Year Ended October 3, 2003 Fiscal Year Ended October 1, 2004 Six Months Ended April 1, 2005

Net income $ 269,912 $ 301,092 $ 263,104 $ 125,540

Less: Income from discontinued operations, net (18,592) (35,724) - -

Add: Interest and other financing costs, net 136,432 142,469 122,362 64,635

Add: Provision for income taxes 141,829 144,185 152,112 69,671

Operating income, as reported 529,581 552,022 537,578 259,846

Add: Depreciation and amortization 229,608 262,944 297,993 156,552

EBITDA $ 759,189 $ 814,966 $ 835,571 $ 416,398

Creating Value

Financial Objectives

Marketing Strategy